Exhibit 10.2

1993 Director Option Plan as Amended Through May 13, 2003.

MONACO COACH CORPORATION

DIRECTOR STOCK PLAN

1.                                       Purposes of the Plan.  The purposes of this Director Stock Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.  To achieve these objectives, the Plan (i) provides for the automatic grant to Outside Directors of options to purchase the Company’s Common Stock upon their becoming Directors and annually thereafter and (ii) provides a means for Outside Directors to elect to receive a portion of their fees for service on the Board in the form of Common Stock or options to purchase Common Stock.

All options granted hereunder shall be “non-statutory stock options.”

2.                                       Applicability of May 2002 Amendments.  Options granted on or prior to May 16, 2002 shall not be subject to Section 11(f) of the Plan.  Options granted subsequent to May 16, 2002 shall be subject to Section 11(f) of the Plan.

3.                                       Definitions.  As used herein, the following definitions shall apply:

(a)                                  “Annual Retainer” shall mean the amount which an Outside Director will be entitled to receive for serving as a Director during a fiscal year, but shall not include reimbursement for expenses or fees with respect to any other services provided to the Company.

(b)                                 “Board” means the Board of Directors of the Company.

(c)                                  “Code” means the Internal Revenue Code of 1986, as amended.

(d)                                 “Common Stock” means the Common Stock of the Company.

(e)                                  “Company” means Monaco Coach Corporation, a Delaware corporation.

(f)                                    “Continuous Status as a Director” means the absence of any interruption or termination of service as a Director.

(g)                                 “Director” means a member of the Board.

(h)                                 “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

(i)                                     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(j)                                     “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)                                  If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

(iii)                               In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(k)                                  “Fixed Option” means a stock option granted pursuant to Section 6 of the Plan.

(l)                                     “Option” means a Fixed Option or a Retainer Option.

(m)                               “Optioned Stock” means the Common Stock subject to an Option.

(n)                                 “Optionee” means an Outside Director who receives an Option.

(o)                                 “Outside Director” means a Director who is not an Employee.

(p)                                 “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(q)                                 “Per Share Option Value” shall mean the value of one Share of the Optioned Stock subject to a Retainer Option. For so long as the Company accounts for stock-based compensation using the intrinsic value method prescribed in Accounting Principles Board Opinion No. 25, the Per Share Option Value shall be calculated using the valuation method prescribed by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation,” and used in the footnotes to the Company’s audited financial statements that it files with the Securities and Exchange Commission.  However, if the Company at any time begins to treat stock options as an expense on its books and records, the Per Share Option Value shall be calculated in accordance with the valuation method used by the Company when valuing stock options to determine the compensation expense that it records in the financial statements that it files with the Securities and Exchange Commission.

(r)                                    “Plan” means this Director Stock Plan, as amended.

(s)                                  “Retainer Option” means an option to purchase Common Stock granted pursuant to Section 7 of the Plan.

(t)                                    “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(u)                                 “Retirement” means a Director who voluntarily resigns from the Board on or after age sixty-two (62) and such Director has at least five (5) years of service on the Company’s Board of

Directors at the date of retirement; provided, that, the Administrator, notwithstanding the foregoing, has the discretion to determine when a Director retires so long as such determination is not less favorable than provided for in the foregoing definition.

(v)                                 “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

4.                                       Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares which may be optioned and/or sold under the Plan is 352,500 Shares (the “Pool”) of Common Stock.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

5.                                       Administration of the Plan.

(a)                                  Administrator.  Except as otherwise required herein, the Plan shall be administered by the Board.

(b)                                 Powers of the Board.  Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 3(j) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c)                                  Effect of Board’s Decision.  All decisions, determinations and interpretations of the Board shall be final.

6.                                       Procedure for Fixed Option Grants.  All grants of Fixed Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(a)                                  No person shall have any discretion to select which Outside Directors shall be granted Fixed Options or to determine the number of Shares to be covered by Fixed Options granted to Outside Directors.

(b)                                 Each Outside Director shall be automatically granted an initial Fixed Option to purchase eight thousand (8,000) Shares (the “First Option”) on the date which such person first becomes a Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy.

(c)                                  Each Outside Director shall be automatically granted a subsequent Fixed Option to purchase four thousand (4,000) Shares (a “Subsequent Option”) on September 30 of each year after the date of the First Option grant, provided such Outside Director shall have served on the Board for at least six months prior to the date of the Subsequent Option grant and remains an Outside Director on such date.

(d)                                 The terms of a First Option granted hereunder shall be as follows:

(i)                                     the term of the First Option shall be ten (10) years.

(ii)                                  the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 11 hereof.

(iii)                               the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option.

(iv)                              the First Option shall become exercisable in installments cumulatively as to twenty percent (20%) of the Shares subject to the First Option one (1) year from its date of grant and as to twenty percent (20%) each year thereafter if, on each such date, the Optionee has maintained his Continuous Status as a Director.

(e)                                  The terms of a Subsequent Option granted hereunder shall be as follows:

(i)                                     the term of the Subsequent Option shall be ten (10) years.

(ii)                                  the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 11 hereof.

(iii)                               the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option.

(iv)                              the Subsequent Option shall become exercisable as to one hundred percent (100%) of the Shares subject to the Subsequent Option five (5) years from its date of grant if, on such date, the Optionee has maintained his Continuous Status as a Director.

7.                                       Procedure for Election to receive Securities in Lieu of Cash Retainer.

(a)                               Compensation Alternatives.

(i)                                     Each Outside Director who, in any fiscal year of the Company, delivers to the Company written notice of an irrevocable election concerning the Annual Retainer to be earned in the next fiscal year of the Company, will be entitled to select one of the following alternative means of payment for the value of his Annual Retainer in the next fiscal year of the Company:

(1)                                  an amount between ten percent (10%) and fifty percent (50%) of the value of his or her Annual Retainer (in increments of 10% of the Annual Retainer) in the form of Common Stock (a “Common Stock Payment”) and the balance in cash (a “Cash Payment”); or

(2)                                  an amount between ten percent (10%) and fifty percent (50%) of the value of his or her Annual Retainer (in increments of 10% of the Annual Retainer) in the form of an option to purchase shares of Common Stock (a “Retainer Option”) and the balance in a Cash Payment.

(ii)                                  If any Outside Director fails to notify the Secretary of the Company in writing prior to the beginning of the next fiscal year of the Company of his desired means to receive payment of the Annual Retainer for the next fiscal year, then he shall be deemed to have elected the entire value of the Annual Retainer in cash.

(b)                                 Common Stock Payment.

(i)                                     Date of Payment.  The Shares constituting any Common Stock Payment shall be issued automatically on the first business day following the last day of each fiscal quarter for the applicable year (a “Stock Grant Date”).  Each award of a Common Stock Payment shall be evidenced by an agreement which shall reflect the terms and conditions of the Common Stock Payment and such additional terms and conditions as may be determined by the Board of a committee thereof.

(ii)                                  Number of Shares Subject to Common Stock Payment.  The total number of Shares included in each Common Stock Payment shall be determined by dividing (A) the amount of the quarterly installment of the Annual Retainer that is to be paid in stock by (B) the Fair Market Value of one Share on the applicable Stock Grant Date.

Any payment for a fractional share automatically shall be paid in cash based upon the Fair Market Value on the Grant Date of such fractional share.

(c)                                  Option Payment.

(i)                                     Date of Payment.  The Retainer Option shall be granted automatically on the first business day of the applicable fiscal year in which an Outside Director has elected to receive a Retainer Option (the “Option Grant Date”).

(ii)                                  Number of Shares Subject to Option.  The number of Shares to be subject to any Retainer Option granted shall be equal to that portion of the Annual Retainer that the Outside Director elected to receive in the form of an Option divided by the Per Share Option Value on the Option Grant Date.

(iii)                               Exercise Price.  The per Share exercise price of a Retainer Option granted pursuant to this Section 7 shall equal the Fair Market Value of one Share on the Option Grant Date.

(iv)                              Vesting.  A Retainer Option shall become exercisable for one fourth (1/4th) of the Optioned Stock on the last day of each quarter during the applicable year (a “Vesting Date”) so long as the Outside Director is serving as a member of the Board on the Vesting Date.

(v)                                 Term.  The term of a Retainer Option shall be ten (10) years.

(vi)                              Exercisability.  A Retainer Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 11 hereof.

(d)                                 Interim Period.  Notwithstanding any other provision of the Plan, an Outside Director may elect to receive between ten percent (10%) and fifty percent (50%) of the value of his or her last two quarterly installments of the Annual Retainer for 2003 (in increments of 10% of the Annual Retainer) in the form of a Common Stock Payment or a Retainer Option if the Outside Director delivers to the Company written notice of an irrevocable election concerning such portion of the 2003 Annual Retainer prior to July 1, 2003.

(i)                                     Interim Period Common Stock Payment.  If an Outside Director elects to receive a Common Stock Payment pursuant to this Section 7(d), a Common Stock Payment shall be made on the first business day following the last day of the third and fourth quarters of 2003.  The number of shares subject to such a Common Stock Payment shall be determined in accordance with Section 7(b) hereof.

(ii)                                  Interim Period Retainer Option.  If an Outside Director elects to receive a Retainer Option pursuant to this Section 7(d), the Retainer Option shall be granted on July 1, 2003.  The number of shares of Common Stock subject to such Retainer Option and the per Share exercise price and other terms of such Retainer Option shall be determined in accordance with Section 7(c), however, with respect to such Retainer Option, the “Option Grant Date” shall be July 1, 2003.  In addition, a Retainer Option granted pursuant to this Section 7(d) shall become exercisable for one half (1/2) of the Optioned Stock on the last day of each of the last two quarters of 2003 so long as the Outside Director is serving as a member of the Board on such dates.

8.                                       Eligibility.  Options and Common Stock Payments may be granted only to Outside Directors.  All Fixed Options shall be automatically granted in accordance with the terms set forth in Section 6 hereof.

The Plan shall not confer upon any Outside Director any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

9.                                       Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 19 of the Plan.  It shall continue in effect until March 1, 2012 unless sooner terminated under Section 14 of the Plan.

10.                                 Form of Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Board and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, or (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

11.                                 Exercise of Option.

(a)                                  Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times as are set forth in Sections 6 and 7 hereof.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company.  Full payment may consist of any consideration and method of payment allowable under Section 10 of the Plan.  Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.  A share certificate or electronic notification of share ownership for the number of Shares so acquired shall be issued or provided to the Optionee as soon as practicable after exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)                                 Rule 16b-3.  Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(c)                                  Termination of Continuous Status as a Director.  In the event an Optionee’s Continuous Status as a Director terminates (other than upon the Optionee’s death, total and permanent disability (as defined in Section 22(e)(3) of the Code) or Retirement), the Optionee may exercise his or her Option, but only within three (3) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term).  To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

(d)                                 Disability of Optionee.  In the event Optionee’s Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), any Fixed Options granted to such Optionee shall become vested and exercisable for the full number of Shares covered by the Fixed Option and any Retainer Option shall be exercisable to the extent that the Optionee was entitled to exercise the Retainer Option at the date of disability.  The Optionee may exercise his or her Option, at any time within twelve (12) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant).  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)                                  Death of Optionee.  In the event of the death of an Optionee, any Fixed Option shall become vested and exercisable for the full number of Shares covered by the Fixed Option and any Retainer Option shall be exercisable to the extent that the Optionee was entitled to exercise the Retainer Option at the time of death.  The Option held by the Optionee at the time of death may be exercised at any time within twelve (12) months following the date of death by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance.  In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option agreement.  If, after death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)                                    Retirement of Optionee.  In the event of an Optionee’s Retirement while a Director, any Fixed Option shall become vested and exercisable for the full number of Shares covered by the Fixed Option and any Retainer Option shall be exercisable to the extent that the Optionee was entitled to exercise the Retainer Option at the time of Retirement.  Any Option held by the Optionee at the time of Retirement may be exercised at any time within twelve (12) months following the date of Retirement.  In no event shall an Option be exercised later than the expiration of the term of the Option, as set forth in the Option Agreement; provided, however, that (i) this subsection (f) shall not apply to grants made on or before May 16, 2002, and (ii) this subsection (f) shall apply to grants made on or after May 17, 2002.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

12.                                 Non-Transferability of Options.  The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

13.                                 Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a)                                  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.  In addition, a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company shall not result in an adjustment to the number of shares granted to Outside Directors pursuant to Section 5(b)(ii) and Section 5(b)(iii) of the Plan subsequent to such stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.  The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

(c)                                  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable.  If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.  For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

14.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  Except as set forth in Section 5, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent.  In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act (or any other applicable law or regulation), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b)                                 Effect of Amendment or Termination.  Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

15.                                 Time of Granting Options.  The date of grant of an Option shall, for all purposes, be the date determined in accordance with Sections 6 and 7 hereof.  Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

16.                                 Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.                                 Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.                                 Option Agreements.  Options shall be evidenced by written option agreements in such form as the Board shall approve.

19.                                 Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company at or prior to the first annual meeting of stockholders held subsequent to the granting of an Option hereunder.  Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law.